                                                                      Exhibit 24


                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of Oak Hill financial, Inc., an Ohio corporation (the "Company"), hereby appoints John D. Kidd and H. Grant Stephenson, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 300,000 shares of Common Stock, without par value, of the Company to be sold and distributed by the Company pursuant to the Company's Second Amended and Restated 1995 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 1999.

            SIGNATURE                                   TITLE
            ---------                                   -----

 /s/ Evan E. Davis                        Chairman of the Board of Directors
-----------------------------------
     Evan E. Davis


 /s/ John D. Kidd                         President, Chief Executive Officer,
-----------------------------------       and Director (Principal Executive
     John D. Kidd                         Officer)



 /s/ Richard P. LeGrand                   Executive Vice President and Director
-----------------------------------
     Richard P. LeGrand


 /s/ H. Tim Bichsel                       Secretary and Treasurer
-----------------------------------       (Principal Financial and Accounting
     H. Tim Bichsel                       Officer)


 /s/ Barry M. Dorsey                      Director
-----------------------------------
     Barry M. Dorsey


 /s/ C. Clayton Johnson                   Director
-----------------------------------
     C. Clayton Johnson


 /s/ Rick A. McNelly                      Director
-----------------------------------
     Rick A. McNelly


 /s/ Donald R. Seigneur                   Director
-----------------------------------
     Donald R. Seigneur

 /s/ D. Bruce Knox                        Director
-----------------------------------
     D. Bruce Knox

 /s/ H. Grant Stephenson                  Director
-----------------------------------
     H. Grant Stephenson